For Immediate Release	News Media & Financial Analyst Contact:
Unity Bancorp, Inc. (NSDQ: UNTY)	Alan J. Bedner, EVP and CFO
January 21, 2020	(908) 713-4308

Unity Bancorp Reports
Quarterly Earnings of $6.1 Million and
Full Year Earnings of $23.7 Million

Clinton, NJ, January 21, 2020 - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $6.1 million, or $0.55 per diluted share, for the quarter ended December 31, 2019, a 5.5% increase compared to the $5.8 million, or $0.53 per diluted share reported for the prior year’s fourth quarter.   For the year ended December 31, 2019, Unity reported net income of $23.7 million, or $2.14 per diluted share, a 7.9% increase compared to $21.9 million or $2.01 per diluted share for the prior year’s period.

Fourth Quarter Earnings Highlights

•	Net interest income, our primary driver of earnings, increased $599 thousand to $14.8 million for the quarter ended December 31, 2019, compared to the prior year’s quarter, due to strong loan growth.

•
Net interest margin decreased to 3.88% for the quarter ended December 31, 2019, compared to 4.01% for the prior year’s quarter due to recent interest rate cuts by the Federal Reserve Board. Our net interest margin remained stable compared to the 3.90% for the prior sequential quarter.

•	The provision for loan losses was $500 thousand for the quarter ended December 31, 2019 and 2018 as asset quality remains favorable.

•
Noninterest income increased $442 thousand to $2.4 million compared to the prior year’s quarter and decreased $314 thousand compared to the prior sequential quarter. The year-over-year increase was primarily due to market value fluctuations on our equity securities, increased gains on the sale of securities and increased mortgage gains as a result of an increase in volume in the current period. The decrease from the prior sequential quarter was primarily due to the $768 thousand gain on the sale of our Union, NJ branch building in September 2019.

•
Noninterest expense increased $451 thousand to $8.7 million compared to the prior year’s quarter and decreased $10 thousand compared to the prior sequential quarter. The year-over-year increase was primarily due to increased compensation and mortgage commissions paid on a higher origination volume.

•
The effective tax rate was 22.9% compared to 21.0% in the prior year’s quarter due to recent New Jersey tax legislation changes. The effective tax rate may increase in the future as a result of this legislation.

Balance Sheet Highlights

•
Total loans increased $121.0 million, or 9.3%, from year-end 2018 to $1.4 billion at December 31, 2019. Commercial, residential mortgage and consumer loan portfolios increased $70.9 million, $31.7 million and $19.6 million, respectively, partially offset by a decline of $1.2 million in SBA loans. Loan growth was impacted by increased payoffs in 2019; however, our pipeline remains strong.

•
Total deposits increased $42.4 million, or 3.5%, from year-end 2018 to $1.3 billion at December 31, 2019. Core growth resulted primarily from time deposit promotions. There was a planned reduction of $22.9 million in brokered deposits in 2019.

•
Borrowed funds increased $73.0 million to $283.0 million at December 31, 2019, primarily due to the reduction in brokered deposits and a new $40.0 million fixed rate advance with a maturity date of August 22, 2024, at a rate of 1.81%.

•
Shareholders’ equity was $160.7 million at December 31, 2019, an increase of $22.2 million from year-end 2018, due to retained net income. Shareholders’ equity continues to grow organically at a rate that exceeds balance sheet growth.

•	Book value per common share was $14.77 as of December 31, 2019.

•
At December 31, 2019, the leverage, common equity Tier I, Tier I and Total Risk Based Capital ratios were 10.59%, 11.97%, 12.73% and 13.49% respectively, all in excess of the ratios required to be deemed “well-capitalized.”

•
Nonperforming loans totaled $5.6 million and included $3.9 million of well-secured residential mortgage loans, compared to nonperforming loans of $6.9 million in the prior year. Nonperforming assets to total assets were 0.43% at December 31, 2019 and 0.44% at December 31, 2018 and the allowance to total loans ratio was 1.15% at December 31, 2019 and 1.19% at December 31, 2018. Net charge-offs were $107 thousand for the quarter.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $1.7 billion in assets and $1.3 billion in deposits. Unity Bank provides financial services to retail, corporate and small business customers through its 19 retail service centers located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania. For additional information about Unity, visit our website at www.unitybank.com , or call 800-618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

UNITY BANCORP, INC.
SUMMARY FINANCIAL HIGHLIGHTS
December 31, 2019

				Dec 31, 2019 vs.
				Sep 30, 2019	Dec 31, 2018
(In thousands, except percentages and per share amounts)	Dec 31, 2019	Sep 30, 2019	Dec 31, 2018%		%
BALANCE SHEET DATA:
Total assets	$1,718,942	$1,664,308	$1,579,157	3.3%	8.9%
Total deposits	1,250,114	1,273,362	1,207,687	(1.8)	3.5
Total loans	1,425,558	1,368,474	1,304,566	4.2	9.3
Total securities	66,564	63,991	63,732	4.0	4.4
Total shareholders' equity	160,709	154,884	138,488	3.8	16.0
Allowance for loan losses	(16,395)	(16,002)	(15,488)	2.5	5.9

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$7,940	$7,635	$7,350	4.0	8.0
Provision for income taxes	1,820	1,676	1,547	8.6	17.6
Net income	$6,120	$5,959	$5,803	2.7	5.5

Net income per common share - Basic	$0.56	$0.55	$0.54	1.8	3.7
Net income per common share - Diluted	$0.55	$0.54	$0.53	1.9	3.8

Performance ratios:
Return on average assets	1.53%	1.53%	1.56%
Return on average equity	15.41%	15.57%	17.00%
Efficiency ratio	51.29%	51.06%	50.69%
Net interest margin	3.88%	3.90%	4.01%
Noninterest expense to average assets	2.17%	2.24%	2.22%

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	$30,315		$27,307		11.0
Provision for income taxes	6,662		5,388		23.6
Net income	$23,653		$21,919		7.9

Net income per common share - Basic	$2.18		$2.04		6.9
Net income per common share - Diluted	$2.14		$2.01		6.5

Performance ratios:
Return on average assets	1.54%		1.53%		0.7
Return on average equity	15.86%		17.1%		(7.3)
Efficiency ratio	52.00%		53.07%		(2.0)
Net interest margin	3.95%		3.97%		(0.5)
Noninterest expense to average assets	2.25%		2.34%		(3.8)

SHARE INFORMATION:
Market price per share	$22.57	$22.15	$20.76	1.9	8.7
Dividends paid	$0.08	$0.08	$0.07	—	14.3
Book value per common share	$14.77	$14.25	$12.85	3.6	14.9
Average diluted shares outstanding (QTD)	11,057	11,036	10,935	0.2	1.1

CAPITAL RATIOS:
Total equity to total assets	9.35%	9.31%	8.77%
Leverage ratio	10.59%	10.54%	9.90%
Common equity tier 1 risk-based capital ratio	11.97%	12.24%	11.40%
Tier 1 risk-based capital ratio	12.73%	13.04%	12.24%
Total risk-based capital ratio	13.48%	14.28%	13.49%

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$7,372	$7,305	$6,929	0.9	6.3
QTD net chargeoffs (annualized) to QTD average loans	0.03%	0.21%	—%
Allowance for loan losses to total loans	1.15%	1.17%	1.19%
Nonperforming assets to total loans and OREO	0.52%	0.53%	0.53%
Nonperforming assets to total assets	0.43%	0.44%	0.44%

UNITY BANCORP, INC.
CONSOLIDATED BALANCE SHEETS
December 31, 2019

				Dec 31, 2019 vs.
				Sep 30, 2019		Dec 31, 2018
(In thousands, except percentages)	Dec 31, 2019	Sep 30, 2019	Dec 31, 2018%			%
ASSETS
Cash and due from banks	$21,106	$29,426	$20,028	(28.3	) %	5.4%
Federal funds sold, interest-bearing deposits and repos	136,910	137,334	125,487	(0.3)		9.1
Cash and cash equivalents	158,016	166,760	145,515	(5.2)		8.6
Securities:
Securities available for sale	64,275	47,295	46,713	35.9		37.6
Securities held to maturity	—	14,332	14,875	(100.0)		(100.0)
Equity securities	2,289	2,364	2,144	(3.2)		6.8
Total securities	66,564	63,991	63,732	4.0		4.4
Loans:
SBA loans held for sale	13,529	13,053	11,171	3.6		21.1
SBA loans held for investment	35,767	36,380	39,333	(1.7)		(9.1)
Commercial loans	765,032	723,249	694,102	5.8		10.2
Residential mortgage loans	467,706	456,963	436,056	2.4		7.3
Consumer loans	143,524	138,829	123,904	3.4		15.8
Total loans	1,425,558	1,368,474	1,304,566	4.2		9.3
Allowance for loan losses	(16,395)	(16,002)	(15,488)	2.5		5.9
Net loans	1,409,163	1,352,472	1,289,078	4.2		9.3
Premises and equipment, net	21,315	21,700	23,371	(1.8)		(8.8)
Bank owned life insurance ("BOLI")	26,323	25,302	24,710	4.0		6.5
Deferred tax assets	5,559	5,768	5,350	(3.6)		3.9
Federal Home Loan Bank ("FHLB") stock	14,184	10,899	10,795	30.1		31.4
Accrued interest receivable	6,984	6,858	6,399	1.8		9.1
Other real estate owned ("OREO")	1,723	1,723	56	—		2,976.8
Goodwill	1,516	1,516	1,516	—		—
Other assets	7,595	7,319	8,635	3.8		(12.0)
Total assets	$1,718,942	$1,664,308	$1,579,157	3.3%		8.9%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$279,793	$279,238	$270,152	0.2%		3.6%
Interest-bearing demand	176,335	179,661	185,792	(1.9)		(5.1)
Savings	389,795	394,333	394,727	(1.2)		(1.2)
Time Deposits	404,191	420,130	357,016	(3.8)		13.2
Total deposits	1,250,114	1,273,362	1,207,687	(1.8)		3.5
Borrowed funds	283,000	210,000	210,000	34.8		34.8
Subordinated debentures	10,310	10,310	10,310	—		—
Accrued interest payable	455	420	406	8.3		12.1
Accrued expenses and other liabilities	14,354	15,332	12,266	(6.4)		17.0
Total liabilities	1,558,233	1,509,424	1,440,669	3.2		8.2
Shareholders' equity:
Common stock	90,113	89,753	88,484	0.4		1.8
Retained earnings	70,442	65,199	50,161	8.0		40.4
Accumulated other comprehensive (loss) income	154	(68)	(157)	NM		NM
Total shareholders' equity	160,709	154,884	138,488	3.8		16.0
Total liabilities and shareholders' equity	$1,718,942	$1,664,308	$1,579,157	3.3%		8.9%

Issued and outstanding common shares	10,881	10,869	10,780
NM=Not meaningful

UNITY BANCORP, INC.
QTD CONSOLIDATED STATEMENTS OF INCOME
December 31, 2019

				Dec 31, 2019 vs.
	For the three months ended			Sep 30, 2019		Dec 31, 2018
(In thousands, except percentages and per share amounts)	Dec 31, 2019	Sep 30, 2019	Dec 31, 2018	$	%	$	%
INTEREST INCOME
Federal funds sold, interest-bearing deposits and repos	$182	$271	$210	$(89)	(32.8)%	$(28)	(13.3)%
FHLB stock	110	82	104	28	34.1	6	5.8
Securities:
Taxable	527	463	466	64	13.8	61	13.1
Tax-exempt	22	26	28	(4)	(15.4)	(6)	(21.4)
Total securities	549	489	494	60	12.3	55	11.1
Loans:
SBA loans	900	943	974	(43)	(4.6)	(74)	(7.6)
Commercial loans	9,684	9,467	9,167	217	2.3	517	5.6
Residential mortgage loans	5,782	5,606	5,172	176	3.1	610	11.8
Consumer loans	2,105	2,197	1,939	(92)	(4.2)	166	8.6
Total loans	18,471	18,213	17,252	258	1.4	1,219	7.1
Total interest income	19,312	19,055	18,060	257	1.3	1,252	6.9
INTEREST EXPENSE
Interest-bearing demand deposits	506	438	389	68	15.5	117	30.1
Savings deposits	996	1,194	1,103	(198)	(16.6)	(107)	(9.7)
Time deposits	2,439	2,577	1,861	(138)	(5.4)	578	31.1
Borrowed funds and subordinated debentures	608	442	543	166	37.6	65	12.0
Total interest expense	4,549	4,651	3,896	(102)	(2.2)	653	16.8
Net interest income	14,763	14,404	14,164	359	2.5	599	4.2
Provision for loan losses	500	750	500	(250)	(33.3)	—	—
Net interest income after provision for loan losses	14,263	13,654	13,664	609	4.5	599	4.4
NONINTEREST INCOME
Branch fee income	383	373	413	10	2.7	(30)	(7.3)
Service and loan fee income	432	522	690	(90)	(17.2)	(258)	(37.4)
Gain on sale of SBA loans held for sale, net	355	—	298	355	10,000.0	57	19.1
Gain on sale of mortgage loans, net	565	545	277	20	3.7	288	104.0
BOLI income	152	138	165	14	10.1	(13)	(7.9)
Net security gains (losses)	157	18	(193)	139	772.2	350	181.3
Other income	352	1,114	304	(762)	(68.4)	48	15.8
Total noninterest income	2,396	2,710	1,954	(314)	(11.6)	442	22.6
NONINTEREST EXPENSE
Compensation and benefits	5,282	5,353	4,845	(71)	(1.3)	437	9.0
Occupancy	652	651	681	1	0.2	(29)	(4.3)
Processing and communications	711	749	716	(38)	(5.1)	(5)	(0.7)
Furniture and equipment	806	711	616	95	13.4	190	30.8
Professional services	222	274	252	(52)	(19.0)	(30)	(11.9)
Loan collection & OREO expenses (recoveries)	33	(48)	31	81	168.8	2	6.5
Other loan expenses (income)	70	89	(2)	(19)	(21.3)	72	3,600.0
Deposit insurance	—	—	189	—	—	(189)	(100.0)
Advertising	302	334	360	(32)	(9.6)	(58)	(16.1)
Director fees	175	171	169	4	2.3	6	3.6
Other expenses	466	445	411	21	4.7	55	13.4
Total noninterest expense	8,719	8,729	8,268	(10)	(0.1)	451	5.5
Income before provision for income taxes	7,940	7,635	7,350	305	4.0	590	8.0
Provision for income taxes	1,820	1,676	1,547	144	8.6	273	17.6
Net income	$6,120	$5,959	$5,803	$161	2.7%	$317	5.5%

Effective tax rate	22.9%	22.0%	21.0%

Net income per common share - Basic	$0.56	$0.55	$0.54
Net income per common share - Diluted	$0.55	$0.54	$0.53

Weighted average common shares outstanding - Basic	10,872	10,863	10,765
Weighted average common shares outstanding - Diluted	11,057	11,036	10,935

UNITY BANCORP, INC.
YTD CONSOLIDATED STATEMENTS OF INCOME
December 31, 2019

	For the twelve months ended December 31,		Current YTD vs Prior YTD
(In thousands, except percentages and per share amounts)	2019	2018	$	%
INTEREST INCOME
Federal funds sold, interest-bearing deposits and repos	$906	$773	$133	17.2%
FHLB stock	385	462	(77)	(16.7)
Securities:
Taxable	1,926	1,907	19	1.0
Tax-exempt	104	117	(13)	(11.1)
Total securities	2,030	2,024	6	0.3
Loans:
SBA loans	3,780	4,338	(558)	(12.9)
Commercial loans	37,577	33,886	3,691	10.9
Residential mortgage loans	22,483	18,837	3,646	19.4
Consumer loans	8,487	6,943	1,544	22.2
Total loans	72,327	64,004	8,323	13.0
Total interest income	75,648	67,263	8,385	12.5
INTEREST EXPENSE
Interest-bearing demand deposits	1,795	1,202	593	49.3
Savings deposits	4,497	3,871	626	16.2
Time deposits	9,460	5,903	3,557	60.3
Borrowed funds and subordinated debentures	2,303	2,540	(237)	(9.3)
Total interest expense	18,055	13,516	4,539	33.6
Net interest income	57,593	53,747	3,846	7.2
Provision for loan losses	2,100	2,050	50	2.4
Net interest income after provision for loan losses	55,493	51,697	3,796	7.3
NONINTEREST INCOME
Branch fee income	1,502	1,519	(17)	(1.1)
Service and loan fee income	1,965	2,130	(165)	(7.7)
Gain on sale of SBA loans held for sale, net	909	1,680	(771)	(45.9)
Gain on sale of mortgage loans, net	2,090	1,719	371	21.6
BOLI income	588	975	(387)	(39.7)
Net security gains (losses)	373	(199)	572	287.4
Other income	2,112	1,207	905	75.0
Total noninterest income	9,539	9,031	508	5.6
NONINTEREST EXPENSE
Compensation and benefits	20,666	20,119	547	2.7
Occupancy	2,650	2,739	(89)	(3.2)
Processing and communications	2,924	2,788	136	4.9
Furniture and equipment	2,894	2,348	546	23.3
Professional services	1,061	934	127	13.6
Loan collection & OREO expenses (recoveries)	41	(361)	402	111.4
Other loan expenses	272	208	64	30.8
Deposit insurance	301	782	(481)	(61.5)
Advertising	1,358	1,411	(53)	(3.8)
Director fees	673	671	2	0.3
Other expenses	1,877	1,782	95	5.3
Total noninterest expense	34,717	33,421	1,296	3.9
Income before provision for income taxes	30,315	27,307	3,008	11.0
Provision for income taxes	6,662	5,388	1,274	23.6
Net income	$23,653	$21,919	$1,734	7.9%

Effective tax rate	22.0%	19.7%

Net income per common share - Basic	$2.18	$2.04
Net income per common share - Diluted	$2.14	$2.01

Weighted average common shares outstanding - Basic	10,845	10,726
Weighted average common shares outstanding - Diluted	11,029	10,916

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
December 31, 2019

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	December 31, 2019			December 31, 2018
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$44,147	$182	1.64%	$34,551	$210	2.41%
FHLB stock	6,949	110	6.28	5,762	104	7.16
Securities:
Taxable	62,986	527	3.32	58,350	466	3.17
Tax-exempt	4,106	27	2.61	4,776	35	2.91
Total securities (A)	67,092	554	3.28	63,126	501	3.15
Loans:
SBA loans	50,016	900	7.14	53,803	974	7.18
Commercial loans	742,071	9,684	5.18	698,609	9,167	5.21
Residential mortgage loans	460,450	5,782	4.98	423,674	5,172	4.84
Consumer loans	140,458	2,105	5.95	121,214	1,939	6.35
Total loans (B)	1,392,995	18,471	5.26	1,297,300	17,252	5.28
Total interest-earning assets	$1,511,183	$19,317	5.07%	$1,400,739	$18,067	5.12%

Noninterest-earning assets:
Cash and due from banks	27,964			25,410
Allowance for loan losses	(16,293)			(15,266)
Other assets	69,226			66,925
Total noninterest-earning assets	80,897			77,069
Total assets	$1,592,080			$1,477,808

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$196,638	$506	1.02%	$187,827	$389	0.82%
Total savings deposits	397,401	996	0.99	406,681	1,103	1.08
Total time deposits	411,445	2,439	2.35	356,520	1,861	2.07
Total interest-bearing deposits	1,005,484	3,941	1.56	951,028	3,353	1.40
Borrowed funds and subordinated debentures	132,533	608	1.82	108,465	543	1.99
Total interest-bearing liabilities	$1,138,017	$4,549	1.59%	$1,059,493	$3,896	1.46%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	279,925			271,440
Other liabilities	16,611			11,454
Total noninterest-bearing liabilities	296,536			282,894
Total shareholders' equity	157,527			135,421
Total liabilities and shareholders' equity	$1,592,080			$1,477,808

Net interest spread		$14,768	3.48%		$14,171	3.66%
Tax-equivalent basis adjustment		(5)			(7)
Net interest income		$14,763			$14,164
Net interest margin			3.88%			4.01%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
December 31, 2019

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	December 31, 2019			September 30, 2019
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$44,147	$182	1.64%	$51,744	$271	2.08%
FHLB stock	6,949	110	6.28	5,138	82	6.33
Securities:
Taxable	62,986	527	3.32	58,144	463	3.16
Tax-exempt	4,106	27	2.61	4,418	32	2.87
Total securities (A)	67,092	554	3.28	62,562	495	3.14
Loans:
SBA loans	50,016	900	7.14	47,187	943	7.93
Commercial loans	742,071	9,684	5.18	713,785	9,467	5.26
Residential mortgage loans	460,450	5,782	4.98	450,105	5,606	4.94
Consumer loans	140,458	2,105	5.95	136,239	2,197	6.40
Total loans (B)	1,392,995	18,471	5.26	1,347,316	18,213	5.36
Total interest-earning assets	$1,511,183	$19,317	5.07%	$1,466,760	$19,061	5.16%

Noninterest-earning assets:
Cash and due from banks	27,964			24,345
Allowance for loan losses	(16,293)			(16,224)
Other assets	69,226			70,484
Total noninterest-earning assets	80,897			78,605
Total assets	$1,592,080			$1,545,365

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$196,638	$506	1.02%	$176,953	$438	0.98%
Total savings deposits	397,401	996	0.99	398,676	1,194	1.19
Total time deposits	411,445	2,439	2.35	432,035	2,577	2.37
Total interest-bearing deposits	1,005,484	3,941	1.56	1,007,664	4,209	1.66
Borrowed funds and subordinated debentures	132,533	608	1.82	92,326	442	1.90
Total interest-bearing liabilities	$1,138,017	$4,549	1.59%	$1,099,990	$4,651	1.68%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	279,925			279,150
Other liabilities	16,611			14,364
Total noninterest-bearing liabilities	296,536			293,514
Total shareholders' equity	157,527			151,861
Total liabilities and shareholders' equity	$1,592,080			$1,545,365

Net interest spread		$14,768	3.48%		$14,410	3.48%
Tax-equivalent basis adjustment		(5)			(6)
Net interest income		$14,763			$14,404
Net interest margin			3.88%			3.90%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
YEAR TO DATE NET INTEREST MARGIN
December 31, 2019

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the twelve months ended
	December 31, 2019			December 31, 2018
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$43,305	$906	2.09%	$40,700	$773	1.90%
FHLB stock	6,066	385	6.35	6,786	462	6.81
Securities:
Taxable	59,459	1,926	3.24	60,734	1,907	3.14
Tax-exempt	4,394	129	2.94	5,104	145	2.84
Total securities (A)	63,853	2,055	3.22	65,838	2,052	3.12
Loans:
SBA loans	48,686	3,780	7.76	60,321	4,338	7.19
Commercial loans	715,301	37,577	5.25	668,144	33,886	5.07
Residential mortgage loans	449,003	22,483	5.01	396,731	18,837	4.75
Consumer loans	133,918	8,487	6.34	116,311	6,943	5.97
Total loans (B)	1,346,908	72,327	5.37	1,241,507	64,004	5.16
Total interest-earning assets	$1,460,132	$75,673	5.18%	$1,354,831	$67,291	4.97%

Noninterest-earning assets:
Cash and due from banks	25,761			24,598
Allowance for loan losses	(16,058)			(14,640)
Other assets	69,987			65,770
Total noninterest-earning assets	79,690			75,728
Total assets	$1,539,822			$1,430,559

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$182,540	$1,795	0.98%	$177,022	$1,202	0.68%
Total savings deposits	397,122	4,497	1.13	404,613	3,871	0.96
Total time deposits	409,406	9,460	2.31	314,224	5,903	1.88
Total interest-bearing deposits	989,068	15,752	1.59	895,859	10,976	1.23
Borrowed funds and subordinated debentures	113,511	2,303	2.03	134,664	2,540	1.89
Total interest-bearing liabilities	$1,102,579	$18,055	1.64%	$1,030,523	$13,516	1.32%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	273,338			261,976
Other liabilities	14,755			9,903
Total noninterest-bearing liabilities	288,093			271,879
Total shareholders' equity	149,150			128,157
Total liabilities and shareholders' equity	$1,539,822			$1,430,559

Net interest spread		$57,618	3.54%		$53,775	3.65%
Tax-equivalent basis adjustment		(25)			(28)
Net interest income		$57,593			$53,747
Net interest margin			3.95%			3.97%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES
December 31, 2019

Amounts in thousands, except percentages	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$16,002	$15,965	$15,684	$15,488	$14,988
Provision for loan losses charged to expense	500	750	350	500	500
	16,502	16,715	16,034	15,988	15,488
Less: Chargeoffs
SBA loans	43	98	85	308	—
Commercial loans	—	500	—	1	10
Residential mortgage loans	75	130	—	—	—
Consumer loans	—	—	—	1	—
Total chargeoffs	118	728	85	310	10
Add: Recoveries
SBA loans	7	12	2	1	4
Commercial loans	4	3	4	5	5
Residential mortgage loans	—	—	—	—	—
Consumer loans	—	—	10	—	1
Total recoveries	11	15	16	6	10
Net chargeoffs	107	713	69	304	—
Balance, end of period	$16,395	$16,002	$15,965	$15,684	$15,488

LOAN QUALITY INFORMATION:
Nonperforming loans:
SBA loans	$1,164	$503	$437	$814	$1,560
Commercial loans	529	629	54	1,046	1,076
Residential mortgage loans	3,936	4,427	3,924	5,243	4,211
Consumer loans	20	23	—	171	26
Total nonperforming loans (1)	5,649	5,582	4,415	7,274	6,873
Other real estate owned ("OREO")	1,723	1,723	921	273	56
Nonperforming assets	7,372	7,305	5,336	7,547	6,929
Less: Amount guaranteed by SBA	59	63	68	68	89
Net nonperforming assets	$7,313	$7,242	$5,268	$7,479	$6,840

Loans 90 days past due & still accruing	$930	$140	$—	$39	$98

Performing Troubled Debt Restructurings (TDRs)	$705	$718	$728	$738	$745
(1) Nonperforming TDRs included in nonperforming loans	—	—	—	—	—
Total TDRs	$705	$718	$728	$738	$745

Allowance for loan losses to:
Total loans at quarter end	1.15%	1.17%	1.19%	1.19%	1.19%
Nonperforming loans (1)	290.43	286.67	361.61	215.62	225.35
Nonperforming assets	222.40	219.06	299.19	207.82	223.52
Net nonperforming assets	224.19	220.96	303.06	209.71	226.43

QTD net chargeoffs (recoveries) (annualized) to QTD average loans:
SBA loans	0.29%	0.72%	0.70%	2.49%	(0.03)%
Commercial loans	—	0.28	—	—	—
Residential mortgage loans	0.06	0.11	—	—	—
Consumer loans	—	—	(0.03)	—	—
Total loans	0.03%	0.21%	0.02%	0.09%	—%

Nonperforming loans to total loans	0.40%	0.41%	0.33%	0.55%	0.53%
Nonperforming loans and TDRs to total loans	0.45	0.46	0.38	0.61	0.58
Nonperforming assets to total loans and OREO	0.52	0.53	0.40	0.57	0.53
Nonperforming assets to total assets	0.43	0.44	0.33	0.47	0.44

UNITY BANCORP, INC.
QUARTERLY FINANCIAL DATA
December 31, 2019

(In thousands, except percentages and per share amounts)	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018
SUMMARY OF INCOME:
Total interest income	$19,312	$19,055	$18,781	$18,500	$18,060
Total interest expense	4,549	4,651	4,571	4,284	3,896
Net interest income	14,763	14,404	14,210	14,216	14,164
Provision for loan losses	500	750	350	500	500
Net interest income after provision for loan losses	14,263	13,654	13,860	13,716	13,664
Total noninterest income	2,396	2,710	2,411	2,022	1,954
Total noninterest expense	8,719	8,729	8,791	8,478	8,268
Income before provision for income taxes	7,940	7,635	7,480	7,260	7,350
Provision for income taxes	1,820	1,676	1,646	1,520	1,547
Net income	$6,120	$5,959	$5,834	$5,740	$5,803

Net income per common share - Basic	$0.56	$0.55	$0.54	$0.53	$0.54
Net income per common share - Diluted	$0.55	$0.54	$0.53	$0.52	$0.53

COMMON SHARE DATA:
Market price per share	$22.57	$22.15	$22.70	$18.88	$20.76
Dividends paid	$0.08	$0.08	$0.08	$0.07	$0.07
Book value per common share	$14.77	$14.25	$13.76	$13.28	$12.85

Weighted average common shares outstanding - Basic	10,872	10,863	10,843	10,801	10,765
Weighted average common shares outstanding - Diluted	11,057	11,036	11,026	10,955	10,935
Issued and outstanding common shares	10,881	10,869	10,856	10,822	10,780

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.53%	1.53%	1.54%	1.55%	1.56%
Return on average equity	15.41	15.57	16.01	16.52	17.00
Efficiency ratio	51.29	51.06	53.20	52.53	50.69
Noninterest expense to average assets	2.17	2.24	2.32	2.29	2.22

BALANCE SHEET DATA:
Total assets	1,718,942	1,664,308	1,626,737	1,590,046	1,579,157
Total deposits	1,250,114	1,273,362	1,264,353	1,226,586	1,207,687
Total loans	1,425,558	1,368,474	1,344,757	1,312,994	1,304,566
Total securities	66,564	63,991	62,122	62,962	63,732
Total shareholders' equity	160,709	154,884	149,383	143,717	138,488
Allowance for loan losses	(16,395)	(16,002)	(15,965)	(15,684)	(15,488)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	5.07%	5.16%	5.24%	5.28%	5.12%
Interest-bearing liabilities	1.59	1.68	1.69	1.60	1.46
Net interest spread	3.48	3.48	3.55	3.68	3.66
Net interest margin	3.88	3.90	3.96	4.06	4.01

CREDIT QUALITY:
Nonperforming assets	7,372	7,305	5,336	7,547	6,929
QTD net chargeoffs (annualized) to QTD average loans	0.03%	0.21%	0.02%	0.09%	—%
Allowance for loan losses to total loans	1.15	1.17	1.19	1.19	1.19
Nonperforming assets to total loans and OREO	0.52	0.53	0.40	0.57	0.53
Nonperforming assets to total assets	0.43	0.44	0.33	0.47	0.44

(In thousands, except percentages and per share amounts)	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018
CAPITAL RATIOS AND OTHER:
Total equity to total assets	9.35%	9.31%	9.18%	9.04%	8.77%
Leverage ratio	10.59	10.54	10.36	10.09	9.90
Common equity tier 1 risk-based capital ratio	11.97	12.24	11.99	11.78	11.40
Tier 1 risk-based capital ratio	12.73	13.04	12.81	12.62	12.24
Total risk-based capital ratio	13.49	14.28	14.06	13.87	13.49
Number of banking offices	19	19	19	19	19
Number of ATMs	20	20	20	20	20
Number of employees	203	194	185	190	198